                                             UAM Funds
                                             Funds for the Informed Investor(SM)


Sterling Partners' Portfolios
Semi-Annual Report                                                April 30, 1999







                                                [LOGO OF UAM FUNDS APPEARS HERE]

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   APRIL 30, 1999

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
Shareholders' Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................  10
  Equity....................................................................  15
  Small Cap Value...........................................................  18
Statement of Assets and Liabilities.........................................  21
Statement of Operations.....................................................  22
Statement of Changes in Net Assets
  Balanced..................................................................  23
  Equity....................................................................  24
  Small Cap Value...........................................................  25
Financial Highlights
  Balanced..................................................................  26
  Equity....................................................................  27
  Small Cap Value...........................................................  28
Notes to Financial Statements...............................................  29

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May 21, 1999

To Our Fellow Shareholders:

Capital Markets Review

It is odd that as we look back at the six months ended April 30, 1999 we can see evidence of mankind's greatest achievements and his most dramatic short-comings. Reflecting an unprecedented era of prosperity, investors drove the Dow Jones Industrial Average above the 10,000 mark for the first time in his-tory. Markets in many other developed economies also experienced continued strength as technological advancements and employment gains created a uniquely positive backdrop. Unfortunately, in almost simultaneous fashion, the human tragedies within Yugoslavia were escalating. These events, which once seemed very removed from most Americans, are now at the center of a global crisis that appears likely to be without resolution for a very long time.

Driving the U.S. stock market higher during the period were those same compa-nies that had such a disproportionate influence in 1998. Specifically, the largest-capitalization companies accounted for virtually the entire 22.3% gain registered by the S&P 500. Broader indices reflect this widening disparity as the Russell 2000 underperformed the S&P 500 by 710 basis points. Several sec-tors followed through on strong advances generated last year to once again claim leadership status--consumer services (American Online), software (Microsoft), and securities brokers. Surprising most observers was the rebound in many energy related industries. After truly being one of 1998's worst per-forming sectors, major integrated and service firms have both put in very re-spectable performances since the beginning of 1999. This turnaround was sup-ported by the rise in oil prices and expanding consolidation within the sec-tor. On the flip side, downward pressure was felt by many tobacco, health care, and construction companies. In the fixed income markets, the hint of stabilizing world economies combined with low U.S. unemployment put pressure on bond prices. February witnessed a particularly difficult period for fixed income instruments as the Lehman Index of Treasury securities posted a loss of 2.6%. Over the last six months, the yield on the benchmark 30-year Treasury bond had climbed to 5.7% from 5.2% at the beginning of the period.

Up the Down Staircase

There is no question the last twelve-months have been a highly frustrating pe-riod for both ourselves and importantly our equity clients. Simply put, this frustration is the result of being a value manager during a period of growth outperformance. As a value manager we attempt to buy companies whose stock price is significantly

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-------------------------------------------------------------------------------

below our calculation of intrinsic worth. Conversely, growth managers are pri-marily focused on the pace of earnings expansion. Additionally, our small cap expertise seems to offer no benefit when investors are entirely focused on only the largest companies. Although history clearly demonstrates that in-vestor sentiment is rotational, historical figures provide only partial com-fort when in the eye of a storm. Just as important is the fact that some of the most respected investors of our times have experienced periods when their investment style seemed dislocated from current fads. Importantly, those in-vestors whom we now respect all stayed the course and continued to implement a philosophy and skill set that had been time tested. Such a scenario is de-scribed in Roger Lowenstein's 1995 biography on Warren Buffett and the market environment he operated in during the late 1960s.

"At the end of 1967, Buffett felt compelled to advise his partners that some of the newer mutual funds had better recent returns than his own. Moreover, he warned that his stream of new ideas was down to a "trickle." Though he was working night and day to keep them coming his tone was ominous. If his idea flow "should dry up completely, you will be informed honestly and promptly so that we may all take alternative action."

It is noteworthy Buffett was sending off these dire alarms in direct propor-tion to the giddiness on Wall Street. To money men, these were the Go-Go years. There was a frenzy for electronics stocks, each new issue was held to be the next Xerox. Had Wall Street suddenly developed an expertise in elec-tronics? To ask the question was to misunderstand the age. Wall Street be-lieved in electronics. Even a toad such as American Music Guild could become a prince by calling itself Space-Tone Electronics Inc.

The buzz for high-tech was followed by a merger wave, propelled by huge con-glomerates such as International Telephone & Telegraph, Litton Industries, and Ling-Temco-Vought. The public of that confident time did not distrust bureau-cracy; it conferred on big organizations (as on technology) a mystique of com-petence.

Then, there was a burst of "letter stock"--unregistered shares, often of highly dubious companies, that were marked to absurd valuations. Though each of these fashions had its ebb and flow, as one bubble burst a new fad took its place, so that as the sixties ran their course Wall Street gathered an ever more intoxicating speculative momentum."

Roger Lowenstein, Buffett The Making of An American Capitalist (New York Random House, 1995, pp 98-99).

It is amazing how seemingly similar today's market environment is to that which was described in Lowenstein's book. Fortunately, for both his partner-ship investors

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and later the shareholders of Berkshire Hathaway, Mr. Buffett remained dedi-
cated to the principals of security analysis and long-term investing. Those who were less than steadfast in their investment approach certainly felt the wrath of the market correction during the early 1970s and likely failed to re-ward their investors during the market's subsequent recovery.

Over the last several months we have been asked consistently the why and when questions, i.e., 1) Why has there been such a dramatic difference in returns between type and size of companies; and 2) When will this divergence reverse itself? Although we have the benefit of looking into the rearview mirror to address the first of these questions, we claim no better skills at market forecasts than the next prognosticator. Certainly, the stalling of industrial activity throughout the world has limited the near-term prospects for many ba-sic industries. These manufacturing companies, because of valuation and cash flow appeal, tend to be well represented in "value" portfolios. Conversely, service oriented firms including software and media companies are more likely to be found in "growth" portfolios as the focus is less on valuation and more on earnings momentum. With the service side of our economy not having yet ex-perienced any cyclical slowing, these disparate fortunes are indeed influenc-ing short-term stock prices. The current benign inflation environment and cor-respondingly low interest rates have compounded this dichotomy as investors are emboldened to pay ever higher multiples for a stream of expanding earn-ings. Additionally, there is growing evidence of "closet indexing" by active portfolio managers who feel heightened pressure to keep pace with market indi-ces. With the S&P 500 representing the most widely followed benchmark, portfo-lio managers have increasingly migrated to this index's largest holdings. The influence of this trend is to further stoke both growth and large cap equi-ties. We have been sounding the valuation appeal of small caps for some time now. Truly, the comparisons are extraordinary both on an absolute and histori-cal basis. The Russell 2000 index currently trades at approximately 18 times this year's earnings forecast. This compares with the S&P 500 index whose P/E multiple now tops 28 times. The comparative appeal of Sterling Partner's Small Cap Portfolio is even more dramatic as it claims a forward looking multiple of less than 15 times. Nevertheless, after having been more than broadly dissemi-nated, we sense the valuation argument has lost its luster (although not va-lidity). What then are the variables that might eventually combine with valua-tion to act as a catalyst to broaden market performance? As we indicated ear-lier, it is likely the answer to this question will become clear to market strategists only with the benefit of hindsight. However, we took interest in Sanford Bernstein's most recent crack at this question. In a recently pub-lished article, the brokerage house volunteered two important events that would lead to improved small cap performance. The first is an acceleration in world economic

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growth. On this front the current signals are mixed with some evidence of
Asian improvement while Europe appears to be worsening. Bernstein suggests the best predictor of this event is the spread between the 30-year bond and T-bills with a difference of 175 basis points indicating solid acceleration. The current spread approximates 112 basis points and is well off last fall's trough levels but still too narrow to provide conclusive evidence of a trend. The second major event is technology demand. Any falling off in the demand for technology products would call into question the valuation of the market's largest sector. Surprisingly, there have been some signs of this from both hardware and software producers. Seasonal slowing of PC demand has combined with Y2K spending disruptions to negatively impact early 1999 results for sev-eral technology firms.

On a regular basis we encourage our clients, and remind ourselves, that in-vesting is a long-term enterprise. It is unproductive and often misleading to focus on short-term results. Yet we are going to ignore our own advice and comment upon the dramatic shift that occurred in the equity markets during the month of April, 1999.

Mid-year 1998 through the end of this year's first quarter was a difficult time for value investors like us. We continued to purchase, or hold on to, stocks in companies we believed the market was overlooking. These were invest-ments in companies with strong balance sheets, quality management teams and significant free cash flow. We identified companies whose market stock prices were well below what we viewed as their intrinsic worth. This is how we define value investing, and it requires patience. One of the difficult truths of value investing is that one never knows when, or often why, other investors will recognize the value we see. Over the past nine months few people did. Growth stocks, high-tech companies and especially Internet related companies attracted all the attention and most of the money. It seemed earnings and val-uation did not matter.

From June 1998 through March 1999 the Russell 1000 Growth Index was up over 20%. The Russell 1000 Value Index was up 4% in the same period. Smaller stocks were all beaten down with the Russell 2000 Growth Index down 5.6% and the Rus-sell 2000 Value Index down more than 19%. It was a time many wondered if value investing no longer made sense.

Events during the month of April give us great encouragement that value in-vesting is not dead. Value stocks outperformed growth stocks by an 8.8% margin during the month of April. (The returns for the month on the Wilshire Large Company Value Index and the Wilshire Large Company Growth Index were 8.7% and -0.1%, respectively.) The shift in small cap stocks was also dramatic, with the Sterling

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Partners' Small Cap Portfolio gaining 14.9% during the month. The Russell 2000
Index returned 8.9% for the month.

It is tempting to find just one or two reasons for the sudden change in in-vestors' focus. There has been a perception that the economic crisis in the Pacific Rim and Latin America is at least bottoming. If true, this would be a positive for most industrial companies that are well represented in both our large and small cap portfolios. At the same time there have been some earnings shortfalls among high tech and Internet companies, an ominous occurrence if a company's stock is trading at 50, 100 or more times earnings.

We believe the best explanation is that fundamentals do matter. They may not always matter, as we saw last fall, but ultimately they must. It still makes sense to invest in good companies whose stock prices are undervalued. It is a tried and true way of making money. While the rally of the last few weeks has been dramatic, and will probably be followed by market corrections, we think it is a sign that value investing is on its way back.

Equity Commentary

The Sterling Partners' Equity Portfolio posted a return of 17.8% for the six months ended April 30, 1999. This return compared well against the Wilshire Large Cap Value Index at 15.0%. The S&P 500 Index returned 22.3% for the same time period. Some very recent portfolio purchases contributed handsomely to the Portfolio's performance including Royal Dutch and Sun Microsystems. Royal Dutch rose over 18% since our February purchase and helped position the port-folio well for the commodity led rebound in the energy sector. Sun Microsystems rose more than 40% from our January purchase price. Certainly, Sun's ascent was driven largely by the ever growing enthusiasm towards the internet and e-commerce. Although we remain very positive towards the long-term business prospects of Sun Microsystems, at a current P/E valuation of 45 times we suspect fundamentals are beginning to give way to speculation. Two additional purchases were made during the quarter--Fortune Brands and Alcatel. Fortune Brands is a leading manufacturer of branded products including names such as Master Lock, Moen Faucets, Jim Beam Bourbon, and Titleist Golf Balls. The company claims a very strong balance sheet and excellent management team. The portfolio was able to purchase shares in this company at valuations far below comparable entities. Likewise, our purchase of Alcatel was done at lev-els we view to be well below the intrinsic worth of the company. French based Alcatel is the world's fourth largest telecommunications equipment company. While historically lagging its competitors in the way of tech-

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-------------------------------------------------------------------------------

nical innovation, we believe several recent acquisitions will soon drive ex-panding earnings growth at Alcatel.

The Sterling Partners' Small Cap Value Portfolio posted a return of 5.7% for the six months ended April 30, 1999. While the Russell 2000 Index returned 15.2% for the same time period, the Wilshire Small Cap Value Index lagged with a return of only 0.9% for the six months. There is no question it was a broadly difficult period for any small cap manager which is reflected in the return turned in by the Wilshire Index. Nonetheless, after three consecutive years of top quartile performance, rest assured we are not taking the period's results lightly. Specifically, we are working even more diligently to ensure the portfolio is indeed holding only those companies claiming key variables-- strong management, quality business model, and access to capital. Further, given the downdraft experienced by almost all small company stock prices, we are eagerly looking for new investment opportunities. Two purchases made dur-ing the quarter reflect this continuing effort. Horace Mann is one of the leading providers of personal lines insurance that claims a dominant Midwest-ern franchise. Importantly, the company focuses almost exclusively on the edu-cation market for its client base. This unique customer focus has allowed Hor-ace Mann to consistently post returns on equity exceeding 15% and utilize its excess capital to repurchase shares. We believe we were able to purchase shares in this fine company at more than a 50% discount to its intrinsic val-ue. Similarly, Jostens is a company that possesses a 45% market share in the production of recognition based products (class rings, year books, photo-graphs). Reflecting Jostens positive outlook and strong balance sheet, manage-ment has authorized a $100 million share repurchase which represents more than 10% of the company's market capitalization. Again, our analysis indicates the portfolio purchases of Josten were done at levels well below the ultimate worth of the company.

Obviously, the Small Cap Value Portfolio was not devoid of its challenges. As a group, probably the largest drag during the period was the portfolio's expo-sure to an assortment of distributors. This exposure is spread throughout many industries and product categories with seemingly little correlation. However, there has been a growing concern that technology and e-commerce will eventu-ally limit and potentially obsolete the role of the distributor. While it is clear the internet is allowing consumer and manufacturer to gain more direct ties, we actually believe savvy distributors will be able to leverage the internet as a tool rather than a threat. As an example, Owens & Minor, which distributes medical supplies to thousands of hospitals nationwide, has teamed up with Perot Systems to create a direct electronic link to its customer base. Increasingly, Owens & Minor's customers are dependent on the distributor to assume the entire procurement function--ordering, inventory

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management, and logistics. Adding value and reducing total costs are key ob-
jectives for any distributor in this new communications age. Needless to say, we are evaluating portfolio holdings such as Anixter, Marshall Industries, and Cameron Ashley against this tougher standard.

For the six months ended April 30, 1999, the Sterling Partners' Balanced Port-folio posted a return of 10.0%. The return on the Balanced Benchmark, which consists of 60% S&P 500 Index and 40% Lehman Government Corporate Bond Index, was 12.9% for the same time period.

Fixed Income Commentary

The strength in the domestic economy in the last six month period has lead to a general rise in the level of interest rates. Interest rates from 2 to 30-year terms rose by approximately 100 basis points. Fourth quarter Gross Domes-tic Product (GDP) rose at a very strong 6%, and was followed by a still strong 4.5% in the first quarter of 1999, which clearly outpaced the Federal Re-serve's historic targeted growth rate of 2.5%. This surprisingly strong level of economic activity has continued in the first quarter and is being paced by robust consumption at the front end of our economy in the areas of housing, automobile and department store sales. Jobs are plentiful and with interest and inflation rates relatively low consumers are expressing their confidence through high consumption.

Despite the stronger than anticipated level of economic activity, productivity gains and declining commodity prices have contributed to exceedingly low lev-els of price increases. Inflation at both the producer and consumer levels has slowed to an annual inflation rate of less than 1%. Recently we have seen a considerable rise in oil prices but as of yet this rise has not had a material impact on the price indices. Also, most market participants do not believe these recent increases in oil prices will stick long-term.

Another significant positive for the bond market is the anticipated reduction in the supply of Treasury securities in the marketplace. The strong economy and spending constraints in Washington to-date are providing solid improvement on the fiscal budget front. Currently, assuming no major escalation in the Yu-goslavian conflict, it is estimated our nation will generate a budget surplus of approximately $125 billion for 1999. With the bulk of tax receipts that come in during the month of April, the government is expected to have an ap-proximate paydown of $125 billion in outstanding government debt in the second quarter. With less available supply of bonds, investors will have to either pay higher prices or seek alternatives for their funds.

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The markets continue to be concerned about the robust domestic economy. As time passes, the crisis conditions in the international environment appear to be moderating. The financial markets have already anticipated a rising rate environment as interest rates have adjusted higher by 50 basis points over the last few weeks. Despite the favorable inflationary picture, it is expected that the Fed Reserve will seek to slow down the strong economy if the pace does not slow over the next few months. In each of the last three years the economy has slowed over the second half of the year, and if this occurs again, then no Fed action will be necessary. Currently, we have a duration neutral policy in the Sterling Partners' Balanced Portfolio and have chosen not to shorten our maturities due to the favorable inflationary environment. Should the strength in the economy not moderate, or if we begin to see a confirmation of rising prices, we intend to reduce the interest rate risk of the Portfolio. We are watching market conditions very closely and will continue to proactively manage the account to optimize the returns for ourshareholders.

We thank you for your continued confidence in Sterling Capital Management.

STERLING CAPITAL MANAGEMENT

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed.
   Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices
                     -------------------------------------
Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, in-cluding U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government is-sues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

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Lehman Index of Treasury Securities is an unmanaged index of all public obli-
gations of the U.S. Treasury, excluding flower bonds and foreign-targeted is-sues.

Standard & Poors' 500 Stock Index is an unmanaged index composed of 400 indus-trial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

Russell 1000 Index is an unmanaged index composed of the 1,000 largest stocks in the Russell 3000 Index.

Russell 1000 Growth Index contains those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index contains those Russell 1000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Wilshire Large Company Growth Index is a market capitalization-weighted index including a selection of equity securities chosen from the largest 750 securities in the Wilshire 5000 exhibiting growth characteristics.

The Wilshire Large Company Value Index is a market capitalization-weighted in-dex including a selection of equity securities chosen from the largest 750 se-curities in the Wilshire 5000 exhibiting value characteristics.

The Wilshire Small Cap Value Index is a market capitalization-weighted index including equity securities chosen from the Wilshire 1750 which exhibit value characteristics.

    The comparative indices assume reinvestment of dividends and, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 61.6%

                                                            Shares     Value+
                                                           --------- -----------
AEROSPACE & DEFENSE - 1.3%
 Boeing Co. ..............................................    24,100 $   979,063
                                                                     -----------

BANKS - 7.3%
 Bank of America Corp. ...................................    22,800   1,641,600
 Bank One Corp. ..........................................    37,250   2,197,750
 J.P. Morgan & Co. .......................................    13,795   1,858,876
                                                                     -----------
                                                                       5,698,226
                                                                     -----------

BASIC RESOURCES - 1.5%
 Rayonier, Inc. ..........................................    25,550   1,165,719
                                                                     -----------

BEVERAGES, FOOD & TOBACCO - 5.4%
 Diageo Plc ADR...........................................    31,154   1,436,978
 Nabisco Holdings Corp. ..................................    43,225   1,634,445
 Philip Morris Cos., Inc. ................................    33,000   1,157,063
                                                                     -----------
                                                                       4,228,486
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENTS - 1.1%
 Compaq Computer Corp. ...................................    38,500     859,031
                                                                     -----------

ELECTRONICS - 1.8%
 Philips Electronics N.V. ................................    16,650   1,421,494
                                                                     -----------

ENERGY - 9.9%
 Chevron Corp. ...........................................    11,990   1,196,003
 Entergy Corp. ...........................................    32,325   1,010,156
 Exxon Corp. .............................................     6,868     570,473
 Mobil Corp. .............................................    13,340   1,397,365
 Praxair, Inc. ...........................................    23,700   1,226,475
 Royal Dutch Petroleum Co. (NY Shares)....................    20,500   1,203,094
 USX-Marathon Group.......................................    37,175   1,161,719
                                                                     -----------
                                                                       7,765,285
                                                                     -----------

FINANCIAL SERVICES - 5.0%
 Capital One Financial Corp. .............................    18,000   3,126,375
 H&R Block, Inc. .........................................    15,650     753,156
                                                                     -----------
                                                                       3,879,531
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

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                                           APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares     Value+
                                                           --------- -----------
HEALTH CARE - 3.7%
 Mallinckrodt, Inc. ......................................    50,550 $ 1,772,409
 Merck & Co., Inc. .......................................    16,300   1,145,075
                                                                     -----------
                                                                       2,917,484
                                                                     -----------

HOME FURNISHINGS & APPLIANCES - 1.4%
 Black & Decker Corp. ....................................    19,275   1,093,856
                                                                     -----------

INDUSTRIAL - 1.2%
 *Airgas, Inc. ...........................................    80,000     940,000
                                                                     -----------

INSURANCE - 4.0%
 Conseco, Inc. ...........................................    30,450     961,078
 UNUM Corp. ..............................................    40,075   2,189,097
                                                                     -----------
                                                                       3,150,175
                                                                     -----------

MANUFACTURING - 2.9%
 Fortune Brands, Inc. ....................................    28,500   1,125,750
 Snap-On, Inc. ...........................................    34,175   1,112,823
                                                                     -----------
                                                                       2,238,573
                                                                     -----------

PRINTING & PUBLISHING - 1.0%
 Hollinger International, Inc., Class A...................    57,775     812,461
                                                                     -----------

RETAIL - 1.5%
 McDonald's Corp. ........................................    13,400     567,825
 *Toys 'R' Us, Inc. ......................................    28,275     614,981
                                                                     -----------
                                                                       1,182,806
                                                                     -----------

SERVICES - 1.0%
 Manpower, Inc. ..........................................    34,300     776,038
                                                                     -----------

TECHNOLOGY - 5.5%
 First Data Corp. ........................................    70,925   3,009,880
 Hewlett-Packard Co. .....................................    15,750   1,242,281
                                                                     -----------
                                                                       4,252,161
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

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                                           APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                           Shares      Value+
                                                         ----------- -----------
TELECOMMUNICATIONS - 4.6%
 Alcatel Alsthom ADR....................................      30,225 $   734,845
 AT&T Corp. ............................................      18,075     912,788
 Bell Atlantic Corp. ...................................      17,175     989,709
 SBC Communications, Inc. ..............................      17,385     973,560
                                                                     -----------
                                                                       3,610,902
                                                                     -----------

UTILITIES - 1.5%
 Unicom Corp. ..........................................      29,325   1,138,177
                                                                     -----------
 TOTAL COMMON STOCKS (Cost $38,798,416).............................  48,109,468
                                                                     -----------


CORPORATE BONDS AND NOTES - 16.1%


                                                         Face Amount
                                                         -----------
FINANCIAL SERVICES - 6.0%
 Associates Corp. of North America
  6.00%, 6/15/01........................................ $ 1,750,000   1,750,875
 Morgan Stanley, Dean Witter, and Co.
  6.375%, 8/1/02........................................   2,000,000   2,025,280
 Sears Roebuck Acceptance Corp.
  6.54%, 5/6/99.........................................     950,000     950,028
                                                                     -----------
                                                                       4,726,183
                                                                     -----------

INDUSTRIAL - 2.4%
 Ford Motor Corp.
  7.25%, 10/1/08........................................   1,300,000   1,379,391
 Nike, Inc.
  6.375%, 12/1/03.......................................     500,000     508,850
                                                                     -----------
                                                                       1,888,241
                                                                     -----------

TECHNOLOGY - 4.0%
 Dell Computer Corp.
  6.55%, 4/15/08........................................     500,000     490,135
 International Business Machines Corp.
  5.375%, 2/1/09........................................   1,750,000   1,656,988
 Lucent Technologies Inc.
  5.50%, 11/15/08.......................................   1,000,000     956,300
                                                                     -----------
                                                                       3,103,423
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


CORPORATE BONDS AND NOTES - continued

                                                             Face
                                                            Amount     Value+
                                                          ---------- -----------
TRANSPORTATION - 2.1%
 Southern Railway Corp.
  10.00%, 7/15/00........................................ $1,535,000 $ 1,609,785
                                                                     -----------

UTILITIES - 1.6%
 Georgia Power
  6.625%, 4/1/03.........................................  1,250,000   1,231,100
                                                                     -----------
 TOTAL CORPORATE BONDS AND NOTES (Cost $12,530,391).................  12,558,732
                                                                     -----------


U.S. GOVERNMENT AND AGENCY SECURITIES - 17.0%

MORTGAGE PASS-THROUGHS - 5.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
 Pool #C00255 7.00%, 9/1/23,
  Estimated Average Life 04/02............................. 1,119,485  1,136,323
 Pool #G50213 6.50%, 11/1/99,
  Estimated Average Life 10/99.............................    23,032     23,313
                                                                      ----------
                                                                       1,159,636
                                                                      ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.0%
 Pool #346932 6.50%, 12/15/23,
  Estimated Average Life 04/05............................. 1,422,058  1,417,167
 Pool #780615 6.50%, 8/15/27,
  Estimated Average Life 10/06............................. 1,728,394  1,720,288
                                                                      ----------
                                                                       3,137,455
                                                                      ----------

U.S. TREASURY NOTES - 4.5%
  4.75%, 2/15/04...........................................   400,000    392,124
  4.75%, 11/15/08.......................................... 2,025,000  1,934,179
  5.75%, 9/30/99........................................... 1,200,000  1,204,692
                                                                      ----------
                                                                       3,530,995
                                                                      ----------

U.S. TREASURY BONDS - 7.0%
  5.25%, 11/15/28.......................................... 3,500,000  3,238,585
  5.50%, 8/15/28........................................... 1,035,000    986,324
  6.125%, 11/15/27......................................... 1,180,000  1,221,488
                                                                      ----------
                                                                       5,446,397
                                                                      ----------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $13,788,490)...... 13,274,483
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS' BALANCED PORTFOLIO
                                          APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.9%

                                                           Face
                                                          Amount     Value+
                                                        ---------- -----------
REPURCHASE AGREEMENT - 3.9%
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  5/03/99, to be repurchased at $3,010,221,
  collateralized by $2,782,701 of various U.S. Treasury
  Notes, 5.50%-7.00% due 5/15/06-5/18/08, valued at
  $3,010,586 (Cost $3,009,000)......................... $3,009,000 $ 3,009,000
                                                                   -----------
 TOTAL INVESTMENTS - 98.6% (Cost $68,126,297)(a)..................  76,951,683
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 1.4%........................   1,146,016
                                                                   -----------
 NET ASSETS - 100%................................................ $78,097,699
                                                                   ===========

   + See Note A to Financial Statements
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purpose was $68,126,297. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $8,825,386. This consisted of aggregate gross unrealized apprecia-tion for all securities of $10,864,779 and aggregate gross unrealized depreciation for all securities of $2,039,393.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.4%

                                                              Shares   Value+
                                                              ------ -----------
AEROSPACE & DEFENSE - 2.0%
 Boeing Co. ................................................. 23,850 $   968,906
                                                                     -----------

BANKS - 11.4%
 Bank of America Corp. ...................................... 22,600   1,627,200
 Bank One Corp. ............................................. 37,475   2,211,025
 J.P. Morgan & Co. .......................................... 13,200   1,778,700
                                                                     -----------
                                                                       5,616,925
                                                                     -----------

BASIC RESOURCES - 2.3%
 Rayonier, Inc. ............................................. 25,350   1,156,594
                                                                     -----------

BEVERAGES, FOOD & TOBACCO - 8.6%
 Diageo Plc ADR.............................................. 30,407   1,402,523
 Nabisco Holdings Corp. ..................................... 43,836   1,657,548
 Philip Morris Cos., Inc. ................................... 32,798   1,149,980
                                                                     -----------
                                                                       4,210,051
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENTS - 1.7%
 Compaq Computer Corp. ...................................... 37,675     840,623
                                                                     -----------

ELECTRONICS - 2.9%
 Philips Electronics N.V. ................................... 16,925   1,444,972
                                                                     -----------

ENERGY - 15.5%
 Chevron Corp. .............................................. 11,743   1,171,364
 Entergy Corp. .............................................. 31,575     986,719
 Exxon Corp. ................................................  6,550     544,059
 Mobil Corp. ................................................ 13,000   1,361,750
 Praxair, Inc. .............................................. 24,100   1,247,175
 Royal Dutch Petroleum Co. (NY Shares)....................... 20,300   1,191,356
 USX-Marathon Group.......................................... 36,350   1,135,938
                                                                     -----------
                                                                       7,638,361
                                                                     -----------

FINANCIAL SERVICES - 10.2%
 AFLAC, Inc. ................................................ 22,425   1,216,556
 Capital One Financial Corp. ................................ 17,785   3,089,032
 H&R Block, Inc. ............................................ 15,075     725,485
                                                                     -----------
                                                                       5,031,073
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                              Shares   Value+
                                                              ------ -----------
HEALTH CARE - 2.3%
 Merck & Co., Inc. .......................................... 16,200 $ 1,138,050
                                                                     -----------

HOME FURNISHINGS & APPLIANCES - 2.2%
 Black & Decker Corp......................................... 18,800   1,066,900
                                                                     -----------

INDUSTRIAL - 1.9%
 *Airgas, Inc. .............................................. 77,850     914,737
                                                                     -----------

INSURANCE - 6.4%
 Conseco, Inc. .............................................. 31,850   1,005,266
 UNUM Corp. ................................................. 39,700   2,168,612
                                                                     -----------
                                                                       3,173,878
                                                                     -----------

MANUFACTURING - 4.6%
 Fortune Brands, Inc. ....................................... 28,400   1,121,800
 Snap-On, Inc. .............................................. 34,675   1,129,105
                                                                     -----------
                                                                       2,250,905
                                                                     -----------

PHARMACEUTICALS - 3.6%
 Mallinckrodt, Inc. ......................................... 50,075   1,755,755
                                                                     -----------

PRINTING AND PUBLISHING - 1.7%
 Hollinger International, Inc., Class A...................... 58,625     824,414
                                                                     -----------

RETAIL - 2.4%
 McDonald's Corp. ........................................... 13,600     576,300
 *Toys 'R' Us, Inc. ......................................... 27,400     595,950
                                                                     -----------
                                                                       1,172,250
                                                                     -----------

SERVICES - 1.6%
 Manpower, Inc. ............................................. 34,800     787,350
                                                                     -----------

TECHNOLOGY - 8.6%
 First Data Corp. ........................................... 70,175   2,978,052
 Hewlett-Packard Co. ........................................ 15,600   1,230,450
                                                                     -----------
                                                                       4,208,502
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   STERLING PARTNERS' EQUITY PORTFOLIO
                                            APRIL 30, 1999 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares    Value+
                                                         -------- -----------
 TELECOMMUNICATIONS - 7.2%
  Alcatel Alsthom ADR...................................   28,525 $   693,514
  AT&T Corp. ...........................................   17,887     903,294
  Bell Atlantic Corp. ..................................   16,925     975,303
  SBC Communications, Inc. .............................   17,000     952,000
                                                                  -----------
                                                                    3,524,111
                                                                  -----------

 UTILITIES - 2.3%
  Unicom Corp. .........................................   29,725   1,153,702
                                                                  -----------
  TOTAL COMMON STOCKS (Cost $38,865,157).........................  48,878,059
                                                                  -----------

 SHORT-TERM INVESTMENT - 1.7%
                                                           Face
                                                          Amount
                                                         --------
 REPURCHASE AGREEMENT - 1.7%
  Chase Securities, Inc. 4.87%, dated 4/30/99, due
   5/03/99, to be repurchased at $821,333,
   collateralized by $759,255 of various U.S. Treasury
   Notes, 5.50%-7.00% due 5/15/06-5/15/08, valued at
   $821,433 (Cost $821,000)............................. $821,000     821,000
                                                                  -----------
  TOTAL INVESTMENTS - 101.1% (Cost $39,686,157)(a)...............  49,699,059
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.1)%....................    (506,804)
                                                                  -----------
  NET ASSETS - 100%.............................................. $49,192,255
                                                                  ===========

+   See Note A to Financial Statements
*   Non-income Producing Securities
ADR American Depositary Receipt
(a) The cost for federal income tax purpose was $39,686,157. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $10,012,902. This consisted of aggregate gross unrealized appreciation for all securities of $11,400,594 and aggregate gross unrealized depreciation for all securities of $1,387,692.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           STERLING PARTNERS'
                                                    SMALL CAP VALUE PORTFOLIO
                                                    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.2%

                                                         Shares       Value+
                                                       ----------- ------------

BANKS - 3.3%
 Empire Federal Bancorp, Inc. ........................      27,875 $    324,047
 Ocean Financial Corp. ...............................      66,000    1,039,500
                                                                   ------------
                                                                      1,363,547
                                                                   ------------

BUILDING MATERIALS - 3.1%
 *Cameron Ashley Building Products....................      36,210      398,310
 Texas Industries, Inc. ..............................      28,750      887,656
                                                                   ------------
                                                                      1,285,966
                                                                   ------------

CHEMICALS - 1.7%
 *Cytec Industries, Inc. .............................      25,300      719,469
                                                                   ------------

COMMUNICATIONS - 2.7%
 True North Communications, Inc. .....................      40,800    1,101,600
                                                                   ------------

COMPUTERS - 3.5%
 Wallace Computer Services, Inc. .....................      62,800    1,448,325
                                                                   ------------

CONSTRUCTION - 0.6%
 *Perini Corp. .......................................      55,025      268,247
                                                                   ------------

CONSUMER DISCRETIONARY - 3.1%
 Jostens, Inc. .......................................      60,200    1,290,538
                                                                   ------------

CONSUMER NON-DURABLES - 2.4%
 *Ralcorp Holdings, Inc. .............................      54,025      992,709
                                                                   ------------

ELECTRONICS - 4.7%
 Harman International Industries, Inc. ...............      27,400    1,258,687
 *Marshall Industries.................................      41,950      676,444
                                                                   ------------
                                                                      1,935,131
                                                                   ------------

ENERGY - 2.7%
 *Smith International, Inc. ..........................      24,910    1,117,836
                                                                   ------------

ENTERTAINMENT & LEISURE TIME - 3.3%
 Gaylord Entertainment Co. ...........................      44,100    1,367,100
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            STERLING PARTNERS'
                                                     SMALL CAP VALUE PORTFOLIO
                                                     APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

FINANCIAL SERVICES - 13.2%
 Capital Southwest Corp. .............................       8,425 $    645,566
 Conning Corp. .......................................      40,780      672,870
 Financial Security Assurance Holdings Ltd. ..........       8,275      472,709
 Metris Companies, Inc. ..............................      26,740    1,634,482
 Waddell & Reed Financial, Inc., Class A..............      91,475    2,063,905
                                                                   ------------
                                                                      5,489,532
                                                                   ------------

HEALTH CARE - 11.1%
 *Acuson Corp. .......................................      67,000    1,021,750
 Arrow International, Inc. ...........................      28,575      642,938
 Diagnostic Products Corp. ...........................      35,800      823,400
 *Haemonetics Corp. ..................................      63,800    1,000,862
 Owens & Minor, Inc., Holding Company.................     115,000    1,135,625
                                                                   ------------
                                                                      4,624,575
                                                                   ------------

INDUSTRIAL - 7.2%
 *Airgas, Inc. .......................................      68,075      799,881
 Gleason Corp. .......................................      65,200    1,112,475
 U.S. Industries, Inc. ...............................      58,900    1,093,332
                                                                   ------------
                                                                      3,005,688
                                                                   ------------

INSURANCE - 7.6%
 Hilb, Rogal & Hamilton Co. ..........................      69,900    1,301,888
 Horace Mann Educators Corp. .........................      81,810    1,861,177
                                                                   ------------
                                                                      3,163,065
                                                                   ------------

LODGING & RESTAURANTS - 1.5%
 Marcus Corp. ........................................      50,570      628,964
                                                                   ------------

MANUFACTURING - 5.4%
 Brady Corp., Class A.................................      51,580    1,334,633
 Milacron, Inc. ......................................      38,860      893,780
                                                                   ------------
                                                                      2,228,413
                                                                   ------------

MULTI-INDUSTRY - 3.6%
 Clarcor, Inc. .......................................      79,395    1,488,656
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                              STERLING PARTNERS'
                                       SMALL CAP VALUE PORTFOLIO
                                       APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

REAL ESTATE - 1.6%
 *Avatar Holdings, Inc. ..............................      33,350 $    646,156
                                                                   ------------

SERVICES - 3.1%
 *Bell & Howell Co. ..................................      38,100    1,273,969
                                                                   ------------

TELECOMMUNICATIONS - 2.5%
 *Anixter International, Inc. ........................      64,600    1,017,450
                                                                   ------------

TEXTILES & APPAREL - 4.3%
 *Nautica Enterprises, Inc. ..........................      51,600      699,825
 Wolverine World Wide, Inc. ..........................      90,060    1,080,720
                                                                   ------------
                                                                      1,780,545
                                                                   ------------
 TOTAL COMMON STOCKS (Cost $39,755,963)...........................   38,237,481
                                                                   ------------

SHORT-TERM INVESTMENT - 7.7%

                                                       Face Amount
                                                       -----------

REPURCHASE AGREEMENT - 7.7%
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  5/03/99, to be repurchased at $3,181,291,
  collateralized by $2,940,840 of various U.S.
  Treasury Notes, 5.50%-7.00% due 5/15/06-5/15/08,
  valued at $3,181,676 (Cost $3,180,000)..............  $3,180,000    3,180,000
                                                                   ------------
 TOTAL INVESTMENTS - 99.9% (Cost $42,935,963)(a)..................   41,417,481
                                                                   ------------
 OTHER ASSETS AND LIABILITIES (NET) - 0.1%........................       45,134
                                                                   ------------
 NET ASSETS - 100%................................................ $ 41,462,615
                                                                   ============

   + See Note A to Financial Statements
   * Non-Income Producing Securities
ADR American Depositary Receipt
 (a) The cost for federal income tax purpose was $42,935,963. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $1,518,482. This consisted of aggregate gross unrealized appreciation for all securities of $2,947,942 and aggregate gross unrealized depreciation for all securities of $4,466,424.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                             STERLING PARTNERS' PORTFOLIOS
                                      APRIL 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                    Sterling
                                            Sterling    Sterling    Partners'
                                            Partners'   Partners'   Small Cap
                                            Balanced     Equity       Value
                                            Portfolio   Portfolio   Portfolio
                                           ----------- ----------- -----------
Assets
Investments, at Cost.....................  $68,126,297 $39,686,157 $42,935,963
                                           =========== =========== ===========
Investments, at Value - Note A...........  $76,951,683 $49,699,059 $41,417,481
Cash.....................................          881         692         628
Receivable for Investments Sold..........    2,318,166   1,062,650         --
Receivable for Portfolio Shares Sold.....        1,401      99,674      67,096
Dividends Receivable.....................       43,976      43,566      16,443
Interest Receivable......................      430,576         111         430
Other Assets.............................          548         379         240
                                           ----------- ----------- -----------
 Total Assets............................   79,747,231  50,906,131  41,502,318
                                           ----------- ----------- -----------
Liabilities
Payable for Investments Purchased........    1,590,245   1,680,014         --
Payable for Investment Advisory Fees -
  Note B.................................       40,083      17,200      20,222
Payable for Administrative Fees - Note
 C.......................................       12,370       9,165       9,117
Payable for Custodian Fees - Note D......        1,913       2,455       1,187
Payable for Directors' Fees - Note G.....        1,498       1,492       1,394
Other Liabilities........................        3,423       3,550       7,783
                                           ----------- ----------- -----------
 Total Liabilities.......................    1,649,532   1,713,876      39,703
                                           ----------- ----------- -----------
Net Assets...............................  $78,097,699 $49,192,255 $41,462,615
                                           =========== =========== ===========
Net Assets Consist Of:
Paid in Capital..........................  $64,625,970 $35,171,822 $42,045,804
Undistributed Net Investment Income......      200,366      49,198      32,488
Accumulated Net Realized Gain............    4,445,977   3,958,333     902,805
Unrealized Appreciation (Depreciation)...    8,825,386  10,012,902  (1,518,482)
                                           ----------- ----------- -----------
Net Assets...............................  $78,097,699 $49,192,255 $41,462,615
                                           =========== =========== ===========
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par
 value) (Authorized 25,000,000)..........    6,066,930   2,779,216   3,313,541
Net Asset Value, Offering and Redemption
 Price Per Share.........................       $12.87      $17.70      $12.51
                                                ======      ======      ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   FOR THE SIX MONTHS ENDED
                                                   APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

                                                                      Sterling
                                              Sterling    Sterling   Partners'
                                             Partners'   Partners'   Small Cap
                                              Balanced     Equity      Value
                                             Portfolio   Portfolio   Portfolio
                                             ----------  ----------  ----------
Investment Income
Dividends..................................  $  425,035  $  429,590  $  219,657
Interest...................................     924,800      42,012      48,911
                                             ----------  ----------  ----------
 Total Income..............................   1,349,835     471,602     268,568
                                             ----------  ----------  ----------
Expenses
Investment Advisory Fees Note - B..........  $  293,728  $  182,711  $  188,825
Administrative Fees Note - C...............      84,648      69,300      59,684
Custodian Fees Note - D....................       4,612       5,146       3,992
Account Services Fees Note - F.............       4,885       2,349         711
Directors' Fees Note - G...................       2,648       2,377       2,246
Audit Fees.................................       8,036       6,971       6,453
Legal Fees.................................       2,915       2,279       1,727
Printing Fees..............................       4,966       4,967       5,213
Registration and Filing Fees...............       8,544       6,745      10,450
Shareholder Servicing Fees.................      26,137       4,135       5,186
Other Expenses.............................       5,811       4,583       3,754
Account Services Fees Waived Note - F......      (4,885)     (2,349)       (711)
Investment Advisory Fees Waived Note - B...      (7,099)    (47,690)    (51,188)
                                             ----------  ----------  ----------
 Net Expenses Before Expense Offset........     434,946     241,524     236,342
Expense Offset Note - A....................        (218)       (225)       (262)
                                             ----------  ----------  ----------
 Net Expenses After Expense Offset.........     434,728     241,299     236,080
                                             ----------  ----------  ----------
Net Investment Income......................     915,107     230,303      32,488
                                             ----------  ----------  ----------
Net Realized Gain on Investments...........   4,450,408   3,969,168     916,764
Net Change in Unrealized
 Appreciation/Depreciation on Investments..   2,148,969   3,697,485   1,098,025
                                             ----------  ----------  ----------
Net Gain on Investments....................   6,599,377   7,666,653   2,014,789
                                             ----------  ----------  ----------
Net Increase in Net Assets Resulting from
 Operations................................  $7,514,484  $7,896,956  $2,047,277
                                             ==========  ==========  ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended       Year Ended
                                                    April 30, 1999 October 31,
                                                     (Unaudited)       1998
                                                    -------------- ------------
Increase (Decrease) In Net Assets
Operations:
 Net Investment Income............................   $    915,107  $  1,997,227
 Net Realized Gain................................      4,450,408     5,990,120
 Net Change in Unrealized
  Appreciation/Depreciation.......................      2,148,969    (2,887,387)
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations......................................      7,514,484     5,099,960
                                                     ------------  ------------
Distributions:
 Net Investment Income............................       (911,060)   (2,025,122)
 Net Realized Gain................................     (5,953,083)   (8,946,009)
                                                     ------------  ------------
 Total Distributions..............................     (6,864,143)  (10,971,131)
                                                     ------------  ------------
Capital Share Transactions: (1)
 Issued...........................................      5,006,534    16,438,562
 In Lieu of Cash Distributions....................      6,537,532    10,665,905
 Redeemed.........................................    (12,640,990)  (20,972,225)
                                                     ------------  ------------
 Net Increase from Capital Share Transactions.....     (1,096,924)    6,132,242
                                                     ------------  ------------
 Total Increase (Decrease)........................       (446,583)      261,071
Net Assets:
 Beginning of Period..............................     78,544,282    78,283,211
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $200,366 and $196,319,
  respectively)...................................   $ 78,097,699  $ 78,544,282
                                                     ============  ============
(1) Shares Issued and Redeemed:
 Shares Issued....................................        408,604     1,244,650
 In Lieu of Cash Distributions....................        549,272       843,310
 Shares Redeemed..................................     (1,023,752)   (1,584,086)
                                                     ------------  ------------
                                                          (65,876)      503,874
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                        Ended       Year Ended
                                                    April 30, 1999 October 31,
                                                     (Unaudited)       1998
                                                    -------------- ------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income............................   $    230,303  $    621,288
 Net Realized Gain................................      3,969,168     5,029,257
 Net Change in Unrealized
  Appreciation/Depreciation.......................      3,697,485    (3,341,112)
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations......................................      7,896,956     2,309,433
                                                     ------------  ------------
Distributions:
 Net Investment Income............................       (223,133)     (572,655)
 Net Realized Gain................................     (5,019,872)   (6,790,276)
                                                     ------------  ------------
 Total Distributions..............................     (5,243,005)   (7,362,931)
                                                     ------------  ------------
Capital Share Transactions: (1)
 Issued...........................................      4,215,889    12,339,211
 In Lieu of Cash Distributions....................      4,502,999     7,005,249
 Redeemed.........................................    (13,329,857)  (13,027,623)
                                                     ------------  ------------
 Net Increase from Capital Share Transactions.....     (4,610,969)    6,316,837
                                                     ------------  ------------
 Total Increase (Decrease)........................     (1,957,018)    1,263,339
Net Assets:
 Beginning of Period..............................     51,149,273    49,885,934
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $49,197 and $42,028,
  respectively)...................................   $ 49,192,255  $ 51,149,273
                                                     ============  ============
(1) Shares Issued and Redeemed:
 Shares Issued....................................        254,880       690,610
 In Lieu of Cash Distributions....................        296,203       413,578
 Shares Redeemed..................................       (815,584)     (727,654)
                                                     ------------  ------------
                                                         (264,501)      376,534
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................   $    32,488   $     4,063
 Net Realized Gain.................................       916,764       296,141
 Net Change in Unrealized
  Appreciation/Depreciation........................     1,098,025    (4,573,377)
                                                      -----------   -----------
 Net Increase/Decrease in Net Assets Resulting from
  Operations.......................................     2,047,277    (4,273,173)
                                                      -----------   -----------
Distributions:
 Net Investment Income.............................           --         (7,500)
 Net Realized Gain.................................      (301,570)     (825,084)
                                                      -----------   -----------
 Total Distributions...............................      (301,570)     (832,584)
                                                      -----------   -----------
Capital Share Transactions: (1)
 Issued............................................     9,412,306    25,429,789
 In Lieu of Cash Distributions.....................       289,315       693,665
 Redeemed..........................................    (5,216,058)   (5,674,562)
                                                      -----------   -----------
 Net Increase from Capital Share Transactions......     4,485,563    20,448,892
                                                      -----------   -----------
 Total Increase (Decrease).........................     6,231,270    15,343,135
Net Assets:
 Beginning of Period...............................    35,231,345    19,888,210
                                                      -----------   -----------
 End of Period (including undistributed net
  investment income of $32,488 and $0,
  respectively)....................................   $41,462,615   $35,231,345
                                                      ===========   ===========
(1) Shares Issued and Redeemed:
 Shares Issued.....................................       781,959     1,898,217
 In Lieu of Cash Distributions.....................        23,656        53,318
 Shares Redeemed...................................      (445,374)     (447,751)
                                                      -----------   -----------
                                                          360,241     1,503,784
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS' BALANCED PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                           Six Months
                             Ended              Years Ended October 31,
                         April 30, 1999 ---------------------------------------------
                          (Unaudited)    1998     1997       1996     1995     1994
                         -------------- -------  -------    -------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 12.81     $ 13.91  $ 12.55    $ 11.86  $ 11.13  $ 11.51
                            -------     -------  -------    -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.15        0.33     0.32       0.34     0.46     0.32
 Net Realized and
  Unrealized Gain
  (Loss)................       1.04        0.52     2.32       1.38     1.04    (0.25)
                            -------     -------  -------    -------  -------  -------
 Total From Investment
  Operations............       1.19        0.85     2.64       1.72     1.50     0.07
                            -------     -------  -------    -------  -------  -------
Distributions
 Net Investment Income..      (0.15)      (0.34)   (0.31)     (0.36)   (0.45)   (0.32)
 Net Realized Gain......      (0.98)      (1.61)   (0.97)     (0.67)   (0.32)   (0.13)
                            -------     -------  -------    -------  -------  -------
 Total Distributions....      (1.13)      (1.95)   (1.28)     (1.03)   (0.77)   (0.45)
                            -------     -------  -------    -------  -------  -------
Net Asset Value, End of
 Period.................    $ 12.87     $ 12.81  $ 13.91    $ 12.55  $ 11.86  $ 11.13
                            =======     =======  =======    =======  =======  =======
Total Return+...........      10.03%**     6.58%   22.58%     15.52%   14.23%    0.66%
                            =======     =======  =======    =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $78,098     $78,544  $78,283    $58,691  $64,933  $64,673
Ratio of Expenses to
 Average Net Assets.....       1.11%*      1.11%    1.07%      1.03%    0.96%    1.01%
Ratio of Net Investment
 Income to Average Net
 Assets.................       2.34%*      2.46%    2.47%      2.77%    3.96%    3.05%
Portfolio Turnover
 Rate...................         36%         82%     133%++      84%     130%      70%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Advisor to Average Net
 Assets.................        .03%        N/A      N/A        N/A      N/A      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.11%*      1.11%    1.07%      1.02%    0.96%     N/A

 *  Annualized
**  Not Annualized
 + Total return would have been lower had certain fees not been waived and assumed by Affiliates during the period.
++ The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                           Six Months
                             Ended              Years Ended October 31,
                         April 30, 1999 -------------------------------------------
                          (Unaudited)    1998     1997     1996     1995     1994
                         -------------- -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 16.80     $ 18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39
                            -------     -------  -------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.08        0.21     0.15     0.15     0.21     0.16
 Net Realized and
  Unrealized Gain.......       2.61        0.60     4.55     3.01     1.73     0.27
                            -------     -------  -------  -------  -------  -------
 Total From Investment
  Operations............       2.69        0.81     4.70     3.16     1.94     0.43
                            -------     -------  -------  -------  -------  -------
Distributions
 Net Investment Income..      (0.08)      (0.19)   (0.16)   (0.16)   (0.20)   (0.15)
 Net Realized Gain......      (1.71)      (2.52)   (1.56)   (0.97)   (0.59)   (0.13)
                            -------     -------  -------  -------  -------  -------
 Total Distributions....      (1.79)      (2.71)   (1.72)   (1.13)   (0.79)   (0.28)
                            -------     -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $ 17.70     $ 16.80  $ 18.70  $ 15.72  $ 13.69  $ 12.54
                            =======     =======  =======  =======  =======  =======
Total Return+...........      17.82%**     4.34%   32.46%   24.76%   16.61%    3.50%
                            =======     =======  =======  =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $49,192     $51,149  $49,886  $32,943  $31,969  $23,352
Ratio of Expenses to
 Average Net Assets.....       0.99%*      0.99%    0.99%    0.99%    1.00%    0.99%
Ratio of Net Investment
 Income to Average Net
 Assets.................       0.94%*      1.13%    0.86%    1.01%    1.64%    1.34%
Portfolio Turnover
 Rate...................         34%         51%      57%      78%     135%      73%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by
 Affiliates to Average
 Net Assets.............       0.21%*      0.13%    0.16%    0.21%    0.23%    0.32%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       0.99%*      0.99%    0.99%    0.99%    0.99%     N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and assumed by Affiliates during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                           Six Months      Year     January 2,
                                             Ended         Ended    1997*** to
                                         April 30, 1999 October 31, October 31,
                                          (Unaudited)      1998        1997
                                         -------------- ----------- -----------
Net Asset Value, Beginning of Period...     $ 11.93       $ 13.72     $ 10.00
                                            -------       -------     -------
Income From Investment Operations
 Net Investment Income.................        0.01           --         0.01
 Net Realized and Unrealized Gain
  (Loss)...............................        0.67         (1.35)       3.72
                                            -------       -------     -------
 Total From Investment Operations......        0.68         (1.35)       3.73
                                            -------       -------     -------
Distributions
 Net Investment Income.................         --            --        (0.01)
 Net Realized Gain.....................       (0.10)        (0.44)        --
                                            -------       -------     -------
 Total Distributions...................       (0.10)        (0.44)      (0.01)
                                            -------       -------     -------
Net Asset Value, End of Period.........     $ 12.51       $ 11.93     $ 13.72
                                            =======       =======     =======
Total Return+..........................        5.73%**     (10.08)%     37.34%**
                                            =======       =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..     $41,463       $35,231     $19,888
Ratio of Expenses to Average Net
 Assets................................        1.25%*        1.25%       1.25%*
Ratio of Net Investment Income to
 Average Net Assets....................        0.17%*        0.01%       0.06%*
Portfolio Turnover Rate................          29%           70%         50%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates to
 Average Net Assets....................        0.27%*        0.24%       0.85%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.............        1.25%*        1.25%       1.25%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by Affiliates during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfo-lios of UAM Funds, Inc., which are diversified, open-end management investment companies. At April 30, 1999, the UAM Funds were comprised of 44 active port-folios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  The Sterling Partners' Balanced Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing in a balanced portfolio of common stocks and fixed income securities. The Sterling Partners' Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.
  The Sterling Partners' Small Cap Value Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remain-ing maturities of sixty days or less at time of purchase

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

  are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily avail-able is determined in good faith at fair value following procedures ap-proved by the Board of Directors.

    2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: Each Portfolio will distribute sub-stantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments and in-kind transactions.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated gain (loss) and paid in capital.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly at-tributed to a particular portfolio. Expenses that cannot be directly at-tributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sterling Capital Management Corporation (the "Adviser"), a subsidi-ary of United Assets Management Corporation ("UAM"), provides investment advi-sory services to each Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of aver-age daily net assets for the month for the Sterling Partners' Small Cap Value Portfolio. The Adviser has voluntarily agreed to waive a portion of its ac-count services fees, advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners Balanced Portfolio, the Sterling Part-ners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agreement with DST Systems, Inc. ("DST"), under which DST provides transfer agent and dividend-disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


In exchange for administrative services, each Portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class.
  --A portfolio-specific monthly fee of 0.06%, 0.06%, and 0.04% per annum of the average net assets of the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio, and the Sterling Partners' Small Cap Value Portfolio, respectively, which is retained by the Administra-tor.
  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at the annual rate of no more than $52,500 for the first operational share class; plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class.

  The Portfolios also pay certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned the fol-lowing amounts from the Portfolios and paid the following to CGFSC and UAMSSC for their services:

                                                               Portion Portion
                                                Administration paid to paid to
   Sterling Partners' Portfolios                     Fees       CGFSC  UAMSSC
   -----------------------------                -------------- ------- -------
   Balanced....................................    $84,648     $44,162 $6,019
   Equity......................................     69,300      38,695  6,141
   Small Cap Value.............................     59,684      35,078  7,580

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the terms of Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense off-set arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the month for the Sterling Partners' Balanced Portfolio, the Ster-ling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively. The agreement was terminated effective January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

   Sterling Partners' Portfolios                       Purchases     Sales
   -----------------------------                      ----------- -----------
   Balanced.......................................... $12,595,459 $27,210,725
   Equity............................................  16,263,199  23,853,990
   Small Cap Value...................................  11,277,191  10,362,519

  Purchases and sales of long-term and short-term U.S. Government and agency securities were $13,952,124 and $10,285,486, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio.

  I. Line of Credit: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capi-tal shares. Interest is

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is ac-crued by each participating Portfolio based on its average daily unused por-tion of the line of credit. During the six-months ended April 30, 1999, the Portfolios had no borrowings under the agreement.

   J. Other: At April 30, 1999, the percentage of total shares outstanding were held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             No. of        %
   Sterling Partners' Portfolios                          Shareholders Ownership
   -----------------------------                          ------------ ---------
   Balanced..............................................       3        41.4%
   Equity................................................       1        12.7%
   Small Cap Value.......................................       2        25.7%

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sterling Capital Management Company
One First Union Center
301 S. College Street
Suite 3200
Charlotte, NC 28202

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.